UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

Starwood Waypoint Residential Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

1999 Harrison Street Oakland, CA	94612
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(510) 250-2200

591 West Putnam Avenue, Greenwich, CT

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On February 3, 2014, Starwood Waypoint Residential Trust (the “Trust”) issued a press release announcing that its previously announced spin-off from Starwood Property Trust, Inc. (“Starwood”) has been completed (the “Spin-off”).  The Spin-off was effected as a distribution by Starwood of all of the common shares of the Trust to the stockholders of record of Starwood.  Each such stockholder of Starwood received one Trust common share for every five shares of Starwood common stock held on January 24, 2014.  Starting February 3, 2014, the Trust began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “SWAY,” and Starwood shares of common stock will continue to trade on the NYSE under the ticker symbol “STWD.” A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the Spin-off, the Trust entered into several definitive agreements with SWAY Management LLC (“SWAY Manager”) and certain of its affiliates to govern the terms of the Spin-off and to define the ongoing relationship between the Trust and Starwood following the Spin-off. Those agreements include:

•                 Registration Rights Agreement

•                 Management Agreement

•                 Co-Investment and Allocation Agreement

•                 Governance Rights Agreement

The information statement filed as an exhibit to the Trust’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission on October 31, 2013, as amended (the “Information Statement”), provides a description of certain of the terms of the above agreements and each of the above agreements are also filed with this Form 8-K as exhibits. Each of the below summaries are qualified in their entirety by reference to the descriptions in the Information Statement, as applicable, and the actual agreements filed with this Form 8-K.

Registration Rights Agreement

On February 4, 2014, the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the SWAY Manager that sets forth, among other things, the agreements between the Trust and SWAY Manager with respect to current and future awards granted to SWAY Manager under the Trust’s Manager Equity Plan. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Management Agreement

On January 31, 2014, the Trust entered into a Management Agreement (the “Management Agreement”) with SWAY Manager pursuant to which, among other things, SWAY Manager will administer the business activities and day-to-day operations of the Trust. A copy of the Management Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Co-Investment and Allocation Agreement

On January 31, 2014, the Trust entered into a Co-Investment and Allocation Agreement (the “Co-Investment and Allocation Agreement”) with Starwood Capital Group Global, L.P. (“SCG”) and the SWAY Manager pursuant to which, among other things, SWAY Manager and SCG will provide the Trust with certain rights to invest in “Target Assets” (as defined in the Co-Investment and Allocation Agreement). A copy of the Co-Investment and Allocation Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Governance Rights Agreement

On January 31, 2014, the Trust entered into a Governance Rights Agreement (the “Governance Rights Agreement”) with SCG and Waypoint Real Estate Group Holdco, LLC (“Waypoint Holdco”), pursuant to which, among other things, SCG and Waypoint Holdco will establish their respective governance rights and certain obligations with respect to the Trust. A copy of the Governance Rights Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the appointment and election of new trustees to the board of trustees of the Trust (the “Board”), the Board approved a form of indemnification agreement for trustees and executive officers (the “Indemnification Agreement”) and the Trust entered into the Indemnification Agreement with each such trustee and executive officer. The Board determined that it is in the best interests of the Trust and its shareholders to enter into Indemnification Agreements in order to attract and retain highly competent individuals to serve, or continue to serve, as trustees and executive officers by eliminating any undue concern that they will not be indemnified for losses incurred by them relating to their status as a trustee or executive officer of the Trust. The Trust anticipates that it will enter into a substantially similar Indemnification Agreement with any new trustees or executive officers.  The Indemnification Agreements will, among other things, require the Trust to indemnify each such trustee or executive officer to the maximum extent permitted by Maryland law against all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by such trustee or executive officer or on his or her behalf in connection with a proceeding. The trustee or executive officer is not entitled to indemnification if it is established that one of the exceptions to indemnification under Maryland law, as set forth in the Indemnification Agreement, exists.  A copy of the Indemnification Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Compensatory Arrangements

Upon joining the Board, Thomas M. Bowers, Richard D. Bronson, Michael D. Fascitelli, Jeffrey E. Kelter and Christopher B. Woodward each became entitled to receive: (i) a grant of restricted common shares of the Trust (“Common Shares”) with a fair market value of $50,000 upon the consummation of the Spin-off, as described below; (ii) any other awards granted to such trustees pursuant to the Non-Executive Trustee Share Plan; (iii) an annual retainer fee of $50,000; and (iv) an annual award of restricted Common Shares with a fair market value of $50,000.

The Trust shall pay an additional annual fee to the chair of the Audit Committee of $15,000 and an additional annual fee to the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee of $7,500 each.  The Trust shall also pay to each of the members of its Audit Committee membership cash retainers of $7,500, each of the members of its Compensation Committee membership cash retainers of $3,750 and each of the members of its Nominating and Corporate Governance Committee membership cash retainers of $3,750. The Trust’s lead independent trustee will receive an additional cash retainer of $15,000.

On February 4, 2014, the Trust granted: (i) each of the Trust’s independent trustees, Thomas M. Bowers, Richard D. Bronson, Michael D. Fascitelli, Jeffrey E. Kelter and Christopher B. Woodward, 1,666 restricted common shares under the Trust’s Non-Executive Trustee Share plan; (ii) Gary M. Beasley, the Trust’s co-chief executive officer, 34,666 restricted share units (“RSU”) under the Trust’s Equity Plan; (iii) Douglas R. Brien, the Trust’s co-chief executive officer, 26,666 RSUs under the Trust’s Equity Plan; (iv) Colin T. Weil, the Trust’s chief investment officer, 18,666 RSUs under the Trust’s Equity Plan; (v) Nina A. Tran, the Trust’s chief financial officer, 10,000 RSUs under the Trust’s Equity Plan; (vi) Scott T. Gable, the Trust’s chief operating officer, 6,666 RSUs under the Trust’s Equity Plan; (vii) S. Ali Nazar, the Trust’s chief technology officer, 6,666 RSUs under the Trust’s Equity Plan; and (viii) Tamra D. Browne, the Trust’s General Counsel 6,666 RSUs under the Trust’s Equity Plan.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

10.1	Registration Rights Agreement, dated January 31, 2014, between the Trust and SWAY Manager.

10.2	Management Agreement, dated January 31, 2014, between Starwood Waypoint Residential Trust and SWAY Management LLC.

10.3	Co-Investment and Allocation Agreement, dated January 31, 2014, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., SWAY Management LLC and Starwood Property Trust, Inc.

10.4	Governance Rights Agreement, dated January 31, 2014, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P. and Waypoint Real Estate Group Holdco, LLC.

10.5	Form of Indemnification Agreement.

99.1	Press release, dated February 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD WAYPOINT RESIDENTIAL TRUST

Dated: February 4, 2014	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	General Counsel

Exhibit Index

10.1	Registration Rights Agreement, dated January 31, 2014, between the Trust and SWAY Manager.

10.2	Management Agreement, dated January 31, 2014, between Starwood Waypoint Residential Trust and SWAY Management LLC.

10.3	Co-Investment and Allocation Agreement, dated January 31, 2014, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., SWAY Management LLC and Starwood Property Trust, Inc.

10.4	Governance Rights Agreement, dated January 31, 2014, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P. and Waypoint Real Estate Group Holdco, LLC.

10.5	Form of Indemnification Agreement.

99.1	Press release, dated February 3, 2014.